Exhibit 10.6
Loan Contract

Borrower (Party A): Anhui Wonder Computer School

Address:____________________________________

Legal representative: ___________________________

Lender (Party B): Hefei Huangshan Road Branch of Huishang Bank

Address:____________________________________

Legal representative: ___________________________

   Contents

Article 1  The Type of Loan

Article 2   Loan Use

Article 3   Loan Amount and Term

Article 4   Loan Rate and Interest

Article 5   Repayment Resources and Methods

Article 6   Guarantee

Article 7   Parties’ Rights and Obligations

Article 8   Default Responsibility

Article 9   Effective, Change, Dissolution and Termination of the Contract

Article 10  Settlement of Dispute

Article 11  Other Clauses

Article 12  Supplementary Provisions

Because of the need in Article 2 (1), Party A wants to borrow money from Party B, and Party B has agreed to the loan. After equal consultation, parties agree to sign this contract to make clear parties respective rights and obligations, according to “Contract Law of China” and “Loan General Provisions of China”. Party A has read all the articles in this contract and understands the meaning and the relevant legal consequence of them, especially the underlined articles.

Article 1  The Type of Loan

The loan is short-term loan.

Article 2   Loan Use

The loan is used for business turnover.
Without Party B’s written approval, Party A can not change the loan use.

Article 3   Loan Amount and Term

3.1 The loan amount is RMB 10 million.
3.2 Both parties agree, according to Party A’s operation needs, Party A can apply the loan from September 14, 2009 to September 14, 2010, in one time or several times.
3.3 Loan receipt, as the constituent of contract, should be filled out by Party A. After Party B’s written approval, the actual beginning day and ending day depends on the loan receipt.

Article 4   Loan Rate and Interest

4.1 The loan rate is made on the basis of the loan rate of People’s Bank of China, with a floating-rate of 20%. In the loan term, rate of short-term loan will not be changed.
4.2 The interest is counted from the date of loan release. Interest is paid by quarter, on 20th of the end month of every quarter.

Article 5   Repayment Resources and Methods

5.1 Operation revenue is the main resource of repayment, but not the only resource.
5.2 Any other agreed repayment resource in Party A’s other loan contract can not effect its repayment obligation in this contract. Party A can not refuse the repayment obligation in any condition.

5.3 Party A should pay the interest and the loan capital on time.
5.4 Before the deadline of the repayment, Party A should leave enough money in bank account for Party B to recall the loan.

Article 6   Guarantee

6.1 Guarantee method: joint liability
6.2 Party A should help Party B and guarantor to sign the named “2009 loan 1500909003” Guarantee Contract.
6.3 After Party B’s notification, Party A should provide another guarantee to assure Party B’s creditor’s right if the previous one has some change that is bad for Party B’s right.

Article 7   Parties’ Rights and Obligations

7.1 Party A’s right and obligation
7.1.1 Use the money in the way as agreed in the contract and receipt.
7.1.2 Without Party B’s approval, Party A can not pay back the loan in advance.
7.1.3 Responsible for the materials provided to Party B for loan checking
7.1.4 Accept Party B’s supervision for the treatment of the loan
7.1.5 Responsible to provide financial statements relevant to the loan to Party B. Coordinate with Party B’s supervision of Party A’s operation and financial condition.
7.1.6 Pay back the loan and the interest on schedule under the contract.
7.1.7 Bear the relevant cost of this contract, including (but limited) justice, appraise, evaluation and registration.
7.1.8 Sign and mail back the letters received from Party B.
7.1.9 If such enterprise transformations happen as spin-offs, merger, combination, joint venture with foreigners, contract operation, restructuring, transfer to paid-in capital that can affect Party B’s creditor’s right, Party B should be informed immediately. If Party A is not a public company, Party B should be noticed in three days. If Party B does not agree with the transformation, Party A should repay the loan immediately.

7.1.10 If Party A changes its business registration contents, such as company name, legal representative, address, business scope, registered capital, shareholders structure, Party B should be notified in 7 days after the changes.
7.1.11 If significant economic dispute cases, bankruptcy and financial condition deterioration happen, Party A should give written notice to Party B.
7.1.12 If business close, dissolution, recession and license cancellation happen, Party A should notify Party B in 5 days in written form and repay the loan immediately.
7.1.13 Party A should keep the financial index requested by Party B.
7.2 Party B’s right and obligation
7.2.1 Ask for the relevant materials of loan from Party A
7.2.2 Transfer Party A’s payable loan, interest and other fees from Party A’s bank account.
7.2.3 Has the right to carry out credit sanction, make public announcement, if Party A violates the contract and escape supervision and default in payment on the loan.
7.2.4 Provide loan to Party A after receiving Party A’ s loan receipt.
7.2.5 Keep secret the information provided by Party A, such as debits, finance, production and operation, except some agreed and regulated in this contract and the law.

Article 8   Default Responsibility

8.1 After the contract is effective, both parties should fulfill the obligations. If any party which violate the contract should bear default responsibility.
8.2 Party B has the right to collect the late fee by the contract agreed rate on day basis, if Party A does not conduct loan as article 3.2 stipulates.
8.3 Party A has the right to collect the late fee by the contract agreed rate on day basis, if Party B does not provide loan as article 3.2 stipulates.
8.4 If Party A repay the loan in advance with Party B’s agree, Party B has the right to collect interest on the rate and loan term regulated in the contract.
8.5 If Party A fails to repay the due loan and interest, Party B has the right to ask a final discharge, to offset Party A’s debit with the money in Party B, to collect penalty interest,

the rate of which is 150% of the actual loan rate agreed in contract. The compound interest of the unpaid interest will be required.
8.6 If Party A does not use the money in the way agreed in the contract, Party B has the right to retract all or part of the loan or terminate the contract, and order penalty on day basis, the rate of which is 200% the actual loan rate agreed in contract. The compound interest of the unpaid interest will be required.
8.7 If Party A let the practice in article 8.5 and 8.6 happen at the same time, Party B should choose the worse one to punish Party A, not both.
8.8 If one of the below practices happens, Party A should rectify it and take some remedy measures to satisfy Party B in 7 days after receiving Party B’s notice, otherwise, Party B has the right to retract all or part loan. For the part that can not be taken back, penalty will be required on overdue rate on day basis.
8.8.1 Provide the false financial statements.
8.8.2 Don’t coordinate or refuse Party B’s supervision over Party A’s business operation and financial activities relevant to the loan.
8.8.3 Without Party B’s approval, transfer or handle its assets.
8.8.4 Party A’s part or all of the assets is possessed, detained or frozen by other creditors, which could have severe adverse effect on Party B.
8.8.5 Without Party B’s approval, Party A carries out any kind of such enterprise transformations as spin-offs, merger, combination, joint venture with foreigners, contract operation, restructuring, transfer to paid-in capital and so on.
8.8.6 Party A changes its business registration contents, such as company name, legal representative, address, business scope, registered capital, shareholders structure.
8.8.7 Party A is involved in significant economic dispute or financial deterioration, which effects Party B’s creditor’s right.
8.8.8 Other practices that have adverse effect on Party B’s creditor’s right.

Article 9   Effective, Change, Dissolution and Termination of the Contract

9.1 The contract becomes effective after the signing and seal. Guarantee comes into effect after the signing of guarantee contract. The principal, interest, compound interest, penalty and other fees will be ended after being cleared off.
9.2 If one of below practices happens, Party B has the right to cancel the contract and ask Party A to pay the principal and interest loan in advance.
9.2.1 In Party A, Bushiness close, dissolution, recession and license cancellation happen.
9.2.2 Party A does not provide another guarantor after the previous one fail to assure Party B’s creditor’s right.
9.2.3 Other severe nonperformance.
9.3 If Party A wants to prolong the loan term, written application and guarantor’s guarantee letter should be provided to Party B in 30 days before the expiration date of the contract. Only after Party B’s checking and approval and signing the extension agreement, the contract can be extended. Before that, this contract continues to carry out.
9.4 After this contract takes into effect, neither party can arbitrarily change or dissolve it. If changes or termination are needed, both parties should reach written agreement after consultation. Before that, this contract is still valid.

Article 10  Settlement of Dispute

For all the disputes and differences relevant, the parties should first try to settle them through friendly consultation, otherwise, refer it to the arbitration board.

Article 11  Other Clauses

None.

Article 12  Supplementary Provisions

12.1 Supplementary provisions are inseparable parts of this contract, with the same legal effect as the contract.
12.2  If the loan date or the repayment date is non-working day, the next working day should be chosen.
12.3 This contract has four copies, with Party A and Party B and relevant party holding each one, each with the same legal effete.

Party A (seal)

Legal Representative

September 14, 2009

   Party B (seal)

   Legal Representative

   September 14, 2009